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      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                   CREDIT SUISSE WARBURG PINCUS BLUE CHIP FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

On November 12, 2001, the Board of Trustees of the fund approved, subject to shareholder approval, a proposal to change the fund's investment objective to long-term capital appreciation ON AN AFTER-TAX BASIS (the "Proposal"). If the Proposal is approved by shareholders, the fund will adopt an explicit investment strategy of seeking to reduce, though not eliminate, capital gains distributions to shareholders.

      Proxy materials describing the Proposal will be mailed to shareholders of the fund in anticipation of a special meeting of shareholders to be held at a later date.

     Dated: November 15, 2001                               CSWPF-16-1101